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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K
                                 CURRENT REPORT






     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 5, 2002






                                  ALLETE, INC.


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 5, 2002 ALLETE, Inc. filed completed and signed sworn statements under oath by its principal executive officer and principal financial officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. These sworn statements are filed as exhibits 99(a) and 99(b) to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number
-------

99(a)  -  Statement  Under  Oath  of  Principal  Executive Officer and Principal
          Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002 and signed by David G. Gartzke.

99(b)  -  Statement  Under  Oath  of Principal  Executive  Officer and Principal
          Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002 and signed by James K. Vizanko.



                       ALLETE Form 8-K dated August 5, 2002                    1

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               ALLETE, Inc.





August 5, 2002                              James K. Vizanko
                           -----------------------------------------------------
                                            James K. Vizanko
                                 Vice President, Chief Financial Officer
                                              and Treasurer



2                      ALLETE Form 8-K dated August 5, 2002

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------


99(a)  -  Statement  Under  Oath  of Principal  Executive  Officer and Principal
          Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002 and signed by David G. Gartzke.

99(b)  -  Statement  Under  Oath  of Principal  Executive  Officer and Principal
          Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 5, 2002 and signed by James K. Vizanko.



                      ALLETE Form 8-K dated August 5, 2002